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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               March 1, 2000
                                                 -------------------------------


                               THE VIALINK COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



333-69319                                                             73-1247666
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(Commission File Number)                                           (IRS Employer
                                                             Identification No.)



13800 Benson Road, Suite 100, Edmond, Oklahoma                             73013
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (405) 936-2500
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         On March 1, 2000, we declared a two-for-one split of shares of our common stock to be effected in the form of a stock dividend of one share for each share of common stock outstanding. Stockholders of record on March 17, 2000 will receive one additional share of common stock for each share of common stock held on that date. Our common stock will begin trading on a split-adjusted basis on the Nasdaq SmallCap Market on March 28, 2000. A copy of the Press Release dated March 1, 2000 relating to the stock split is attached as Exhibit 99.1 and hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release dated March 1, 2000 relating to the stock split.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           THE VIALINK COMPANY



Dated:  March 2, 2000                      By: /s/ J. ANDREW KERNER
                                               ---------------------------------
                                               J. Andrew Kerner
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                 DESCRIPTION
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
99.1                           Press Release dated March 1, 2000 relating to the stock split.